UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d)

                   OF THE SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (Date of earliest event reported):            January 20, 1998



                           DEPOSIT GUARANTY CORP.
           (Exact Name Of Registrant As Specified In Charter)


                        Commission File Number 0-4518



          Mississippi                                 64-0472169
--------------------------------                    --------------
(State or other Jurisdiction of                (IRS Employer Identification
Incorporation or Organization)                           Number)



                 210 East Capitol Street, Jackson, MS  39201
                  (Address Of Principal Executive Offices)
                                 (Zip Code)



         (Registrant's Telephone Number):       (601) 354-8564




                                     N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         The following exhibits are filed as part of this report:

Exhibit No.                                   Description
------------                        -------------------------------------------
99.1                                Press Release dated January 20, 1998
99.2                                Analyst information dated January 20, 1998




                                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                       DEPOSIT GUARANTY CORP.
                                       -------------------------
                                            (Registrant)



DATE:   January 29, 1998               By: /s/Stephen E. Barker
                                           ------------------------
                                           Stephen E. Barker
                                           Controller and Principal

                                           Accounting Officer and
                                           Authorized Officer